DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus BASIC U.S.
Government Money Market Fund for its fiscal year ended February 28, 1997.
Your Fund produced a yield of 5.08% and after taking into account the effect of compounding, the effective yield was 5.20%.*
ECONOMIC REVIEW
    Economic evidence in early 1997 indicates that real GDP growth has not slowed significantly from the 3.2% reported for the four quarters of 1996. A key economic risk now developing lies in a further escalation of labor market tightness which could fuel faster wage inflation. This is reigniting fears of higher future price inflation, even while current prices are held low by the strong dollar. Market interest rates have recently been led higher by rising expectations for a Federal Reserve tightening in coming months, which could help temper demand and would support our view that we are still in a long economic cycle.
    In the household sector, confidence is soaring, job insecurity is disappearing and real wages are rising. Hence, consumer spending growth appears fairly solid in early 1997. Simultaneously, a rebound in production of consumer goods is underway, both to meet the demand and replenish inventories left depleted at year-end. Elsewhere, capital goods orders have been slowing since last fall, while export orders are less strong in early 1997, somewhat hurt by the higher dollar. However, a rise in demand for consum er goods typically will attract imports, bolstering growth overseas; better foreign economic growth may help offset the higher dollar to sustain demand for U.S. exports.
    Although wages have been on the rise since the fall of 1996, price inflation has continued to decelerate. The risks for the future from wage hikes that are driven by labor shortages are twofold: first, they may fuel overheating in the economy, ultimately promoting price inflation; second, they may slow profits for some companies. Profits are also vulnerable this year for import-competing companies and at multinationals that have not hedged their foreign currency exposure. Nonetheless, we expect overall profits to sustain steady growth in 1997.
    Market interest rates have shifted higher recently. Short term rates are taking their cue from the Fed, expecting a tightening within a few months. Long term rates, still within the trading range established over the last 12 months, have nevertheless trended higher. Announcement of a balanced Federal budget agreement would represent a positive development that could curtail the rise in bond yields.
    The economy will shortly begin its seventh expansion year, a trend that we believe could continue. A step by the Federal Reserve to tighten interest rates could prolong this favorable business cycle.
MONEY MARKET OVERVIEW
    This past year was a volatile one for the money market. However the net change in rates from one end of the fiscal year to the other was not very great.
    The condition of the U.S. economy, the outlook for inflation, and what _ if anything_ the Federal Reserve might do about it were the overriding influences on the credit markets.
    Early in the fiscal period, rates generally rose, especially after strong employment reports in late spring and early summer convinced the market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat. The Fed acknowledged as much by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indicators. Thus, in the latter part of the calendar year, interest rates simmered down.

    In early 1997, however, the money market developed a case of jittery nerves, especially in the face of warnings from the Chairman of the Federal Reserve Board that something might need to be done to curb excessive stock market speculation. There has been no action by the Fed to affect interest rates since late January, 1996, when the Fed lowered the discount rate by a modest 0.25%.
    In spite of the nervousness, the market was essentially neutral on interest rates until February of this year when Chairman Greenspan became more outspoken about the possibility of tightening interest rates. At the same time, some fairly robust economic numbers began to edge rates higher.
    The market's present posture, as of mid-March, is to position itself for higher rates but drastic changes in the climate are not being discounted as yet.
PORTFOLIO TACTICS
    During most of the past year we tried to keep average maturities in the portfolio longer than the industry average. The purpose, of course, was to augment yields to the investor. Our maturity structure is designed to deal with changeable eventualities. Lately, this has resulted in a somewhat less aggressive posture. We believe this approach confers some defensive benefits while seeking superior yields.
                                  Sincerely,

                          [Patricia A. Larkin signature logo]
                                  Patricia A. Larkin
                                  Senior Portfolio Manager
March 17, 1997
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly.











DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                      FEBRUARY 28, 1997
                                                                           Annualized
                                                                           Yield on
                                                                           Date of            Principal
U.S. Treasury Bills_7.4%                                                   Purchase             Amount               Value
                                                                           _________         ___________         ____________
    5/29/97....................................................              5.81%          $  50,000,000         $ 49,320,139
    9/18/97....................................................              5.77              40,000,000          38,781,577
    2/5/98.....................................................              5.45              20,000,000          19,021,519
                                                                                                                  ____________
TOTAL U.S. TREASURY BILLS (cost $107,123,235)..................                                                 $ 107,123,235
                                                                                                               ===============
U.S. Government Agencies_90.6%
Federal Farm Credit Banks, Consolidated Systemwide Discount Notes
    1/21/98....................................................              5.64%          $  30,000,000       $  28,549,300
Federal Farm Credit Banks, Consolidated Systemwide Medium Term Notes
    5/23/97....................................................              5.40 (a)          24,000,000          24,017,939
    6/13/97....................................................              5.39 (a)          19,500,000          19,496,384
    7/25/97....................................................              5.33 (a)          50,000,000          49,992,356
    8/14/97....................................................              5.35 (a)          75,000,000          74,994,678
    9/15/97....................................................              5.38 (a)          20,000,000          19,994,924
    1/30/98....................................................              5.34 (a)          50,000,000          49,974,064
    6/8/98.....................................................              5.50 (a)          50,000,000          50,000,000
Federal Home Loan Banks, Discount Notes
    3/14/97....................................................              5.65              13,900,000          13,873,096
Federal Home Loan Banks, Notes
    3/6/97.....................................................              5.22              25,000,000          24,999,919
    11/6/97....................................................              5.77              18,000,000          18,000,000
    11/18/97...................................................              5.70              24,220,000          24,220,000
    12/9/97....................................................              5.57              50,000,000          49,990,308
    1/22/98....................................................              5.86              50,000,000          49,961,790
    2/12/98....................................................              5.80              25,000,000          25,000,000
Federal Home Loan Mortgage Corp., Discount Notes
    3/3/97.....................................................              5.30              22,810,000          22,803,398
    4/1/97.....................................................              5.42               4,109,000           4,090,318
Federal Home Loan Mortgage Corp., Floating Rate Notes
    6/30/98....................................................              5.78 (a)          10,000,000           9,978,243
Federal Home Loan Mortgage Corp., Notes
    6/6/97.....................................................              5.89              50,000,000          49,964,013
Federal National Mortgage Association, Discount Notes
    3/6/97.....................................................              5.60              10,000,000           9,992,431
    3/17/97....................................................              5.49              10,000,000           9,976,222
    6/9/97.....................................................              5.89              50,000,000          49,226,389
    6/13/97....................................................              5.90              23,945,000          23,559,698
    7/22/97....................................................              5.95              15,000,000          14,665,142
    9/8/97.....................................................              5.40               4,265,000           4,148,012
    10/24/97...................................................              5.41              25,000,000          24,152,396
    11/6/97....................................................              5.52              25,000,000          24,092,014
    11/24/97...................................................              5.39              15,000,000          14,428,267
    1/16/98....................................................              5.51              15,000,000          14,299,150

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         FEBRUARY 28, 1997

                                                                            Annualized
                                                                             Yield on
                                                                             Date of          Principal
U.S. Government Agencies (continued)                                         Purchase           Amount               Value
                                                                           ____________      _____________      ____________
________
Federal National Mortgage Association, Floating Rate Notes
    3/27/97....................................................              5.30% (a)     $    5,000,000        $  5,000,000
    4/11/97....................................................              5.30 (a)          20,000,000          19,998,923
    6/20/97....................................................              5.43 (a)          70,000,000          70,002,478
    7/24/97....................................................              5.36 (a)          25,000,000          25,000,000
    6/19/98....................................................              5.45 (a)         100,000,000          99,976,164
    6/29/98....................................................              5.47 (a)         100,000,000          99,975,950
Student Loan Marketing Association, Discount Notes
    3/3/97.....................................................              5.30             185,000,000         184,945,530
Student Loan Marketing Association, Floating Rate Notes
    1/27/98....................................................              5.82 (a)          20,000,000          19,936,091
                                                                                                             _________________
TOTAL U.S. GOVERNMENT AGENCIES (cost $1,323,275,587)...........                                                $1,323,275,587
                                                                                                             =================
Repurchase Agreements_.9%
SBC Capital Corp.
    dated 2/28/97, due 3/3/97 in the amount of
    $13,708,995 (fully collateralized by
    $14,351,000 U.S. Treasury Bills due
    8/28/97, value $13,977,966)
    (cost $13,703,000).........................................              5.25 %         $  13,703,000        $ 13,703,000
                                                                                                             =================
TOTAL INVESTMENTS (cost $1,444,101,822)..............                  98.9%                                   $1,444,101,822
                                                                    ========                                 =================
CASH AND RECEIVABLES (NET)...........................                   1.1%                                     $ 15,847,575
                                                                    ========                                 =================
NET ASSETS...........................................                  100.0%                                  $1,459,949,397
                                                                    ========                                 =================
Notes to Statement of Investments:
    (a) Variable interest-rate subject to periodic change.






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          FEBRUARY 28, 1997
                                                                                             Cost                    Value
                                                                                          _______________      _______________
ASSETS:                          Investments in securities_See Statement of
                                 Investments_Note 1(b)                                    $1,444,101,822       $1,444,101,822
                                 Cash.......................................                                        7,638,440
                                 Interest receivable........................                                        8,745,319
                                 Prepaid expenses and other assets..........                                           73,865
                                                                                                               _______________
                                                                                                                 1,460,559,446
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        439,438
                                 Accrued expenses and other liabilities.....                                          170,611
                                                                                                               _______________
                                                                                                                      610,049
                                                                                                               _______________
NET ASSETS..................................................................                                   $1,459,949,397
                                                                                                             =================
REPRESENTED BY:                  Paid-in capital............................                                   $1,460,476,773
                                 Accumulated net realized gain (loss) on investments                                  (527,376)
                                                                                                               _______________
NET ASSETS..................................................................                                   $1,459,949,397
                                                                                                             =================
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                    1,460,476,773
NET ASSET VALUE, offering and redemption price per share....................                                            $1.00
                                                                                                                      ========













SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                           YEAR ENDED FEBRUARY 28, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                         $77,943,222
EXPENSES:                    Management fee_Note 2(a).......................                   $  7,033,547
                             Shareholder servicing costs_Note 2(b)..........                      1,719,785
                             Registration fees..............................                        120,831
                             Custodian fees.................................                        110,425
                             Professional fees..............................                         59,658
                             Prospectus and shareholders' reports...........                         28,491
                             Trustees' fees and expenses_Note 2(c)..........                         25,629
                             Miscellaneous..................................                         34,664
                                                                                               _____________
                                        Total Expenses                                            9,133,030
                             Less_reduction in management fee due to
                             undertaking_Note 2(a)                                               (2,809,559)
                                                                                               _____________
                                        Net Expenses                                                                   6,323,471
                                                                                                                   _____________
INVESTMENT INCOME_NET.......................................................                                          71,619,751
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                            (527,166)
                                                                                                                   _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $71,092,585
                                                                                                                  ==============





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended                 Year Ended
                                                                                   February 28, 1997         February 29, 1996
                                                                                   __________________       ____________________
OPERATIONS:
    Investment income_net.............................................           $      71,619,751            $   72,622,855
    Net realized gain (loss) on investments...........................                    (527,166)                  100,431
                                                                                 __________________       ____________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                  71,092,585                72,723,286
                                                                                 __________________       ____________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net.............................................                  (71,619,751)             (72,622,855)
                                                                                 __________________       ____________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................               1,673,931,454             1,786,037,880
    Dividends reinvested..............................................                  67,642,692                68,115,281
    Cost of shares redeemed...........................................              (1,647,153,837)           (1,529,919,393)
                                                                                 __________________       ____________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            94,420,309              324,233,768
                                                                                 __________________       ____________________
          Total Increase (Decrease) in Net Assets.....................                  93,893,143               324,334,199
NET ASSETS:
    Beginning of Period...............................................               1,366,056,254             1,041,722,055
                                                                                 __________________       ____________________
    End of Period.....................................................             $ 1,459,949,397           $ 1,366,056,254
                                                                                   ================         =================



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Fiscal Year Ended February,
                                                     _________________________________________________________________________
PER SHARE DATA:                                        1997             1996             1995            1994           1993(1)
                                                     ________         ________         ________        ________        ________
    Net asset value, beginning of period........     $  1.00          $  1.00          $  1.00         $  1.00         $  1.00
                                                     ________         ________         ________        ________        ________
    Investment Operations:
    Investment income_net......................         .051             .058             .046            .032            .031
                                                     ________         ________         ________        ________        ________
    Distributions:
    Dividends from investment income_net.......        (.051)           (.058)           (.046)          (.032)          (.031)
                                                     ________         ________         ________        ________        ________
    Net asset value, end of period..............     $  1.00          $  1.00          $  1.00         $  1.00         $  1.00
                                                     =======         ========         =========       =========       =========
TOTAL INVESTMENT RETURN.......................         5.20%            5.94%            4.67%           3.30%         3.69%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......       .45%             .31%             .17%            .02%           ._
    Ratio of net investment income
      to average net assets.....................       5.09%            5.79%            5.05%           3.24%         3.58%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager........        .20%             .36%             .44%            .64%         .75%(2)
    Net Assets, end of period (000's Omitted)... .$1,459,949       $1,366,056       $1,041,722        $265,691        $116,696
(1)    From April 24, 1992 (commencement of operations) to February 28, 1993.
(2)    Annualized.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC U.S. Government Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $523,200 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1997. The carryover does not include net realized securities losses from November 1, 1996 through February 28, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $200 of the carryover expires in fiscal 2003 and $523,000 expires in fiscal 2005.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $2,809,559 during the period ended February 28, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $1,420,118 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $123,395 during the period ended February 28, 1997.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus BASIC U.S. Government Money Market Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Government Money Market Fund, including the statement of investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Government Money Market Fund at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
March 31, 1997




IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 56.49% of the ordinary income dividends paid during its fiscal year ended February 28, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BASIC U.S. GOVERNMENT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            124AR972
[Dreyfus logo]
Registration Mark

BASIC
U.S. Government
Money Market Fund
Annual Report
February 28, 1997